                                                             EXHIBIT NUMBER (24)
                                                             TO 1994 FORM 10-K

POWER OF ATTORNEY
-----------------

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned officers and directors of Northern Trust Corporation hereby severally constitute and appoint David W. Fox, Perry R. Pero and Peter L. Rossiter, and each of them singly, our true and lawful attorneys and agents with full power to them and each of them singly, to sign for us in our names, in the capacities indicated below, Form 10-K, annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended
December 31, 1994, and to file such Form, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises, and generally to do all such things in our name and behalf in our capacities as officers and directors to enable Northern Trust Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any one of them, to such Form, and all that our attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned have hereunto executed this Power of Attorney this 21st day of February, 1995.


David W. Fox                                William A. Osborn
--------------------------------            --------------------------------
David W. Fox                                William A. Osborn
Chairman of the Board, Chief                President, Chief Operating
Executive Officer and Director              Officer and Director



Barry G. Hastings                           Perry R. Pero
--------------------------------            --------------------------------
Barry G. Hastings                           Perry R. Pero
Vice Chairman                               Senior Executive Vice President
 and Director                               and Chief Financial Officer



Harry W. Short                              Worley H. Clark
--------------------------------            --------------------------------
Harry W. Short                              Worley H. Clark
Senior Vice President and Controller        Director
(Chief Accounting Officer)



Dolores E. Cross                            Robert S. Hamada
--------------------------------            --------------------------------
Dolores E. Cross                            Robert S. Hamada
Director                                    Director

Arthur L. Kelly                             Harold B. Smith
--------------------------------            --------------------------------
Arthur L. Kelly                             Harold B. Smith
Director                                    Director



Robert D. Krebs                             William D. Smithburg
--------------------------------            --------------------------------
Robert D. Krebs                             William D. Smithburg
Director                                    Director



William G. Mitchell                         Bide L. Thomas
--------------------------------            --------------------------------
William G. Mitchell                         Bide L. Thomas
Director                                    Director





STATE OF ILLINOIS           )
                            )     SS
COUNTY OF COOK              )


     I, Victoria Antoni, a Notary Public, DO HEREBY CERTIFY that the above named directors and officers of Northern Trust Corporation, personally known to me to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person, and severally acknowledged that they signed and delivered the instrument as their free and voluntary act, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this 21st day of February, 1995.



                                                 Victoria Antoni
                                                 ---------------------
                                                 Notary Public

My Commission Expires:

       7/25/95
-------------------------